Exhibit 32.1

                              STATEMENT PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Darryl Cohen, Chief Executive Officer and Chief Financial Officer of Ocean West Holding Corporation (the "Company"), hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Quarterly Report on Form 10-QSB/A Amendment No. 2 of the Company for the quarter ended June 30, 2005, to which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 25, 2006                       /s/ Darryl Cohen
                                                --------------------------------
                                                Darryl Cohen,
                                                Chief Executive Officer and
                                                Chief Financial Officer

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ocean West Holding Corporation and will be retained by Ocean West Holding Corporation and furnished to the Securities and Exchange Commission or its staff upon request.